UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report: June 22, 2005

______________

New Dragon Asia Corp.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of
incorporation or organization)
001-15046 (Commission File Number)	88-0404114 (I.R.S. Employer Identification No.)
Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC (Address of Principal Executive Offices)	518027 (Zip Code)

Registrant’s telephone number, including areas code: (86 755) 2595 - 1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On June 22, 2005, New Dragon Asia Corp. (the “Company”) entered into an amendment to its employment agreement with Peter Mak, the Company’s Chief Financial Officer, which extended the term of the agreement from December 31, 2006 to June 30, 2008 and provided for a grant to Mr. Mak of an option to purchase 600,000 shares of the Company’s common stock at an exercise price of $1.20 per share.

The employment agreement, as amended, is filed hereto as Exhibit 10.9.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.9	Employment Agreement, as amended, between New Dragon Asia Corp. and Peter Mak

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DRAGON ASIA CORP.

By:       /s/ Peter Mak
Peter Mak
Chief Financial Officer

Dated: June 22, 2005